SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2005

CHAMPIONS SPORTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-17263	52-1401755
(State of Incorporation)	(Commission File Number)	(IRS employment
identification no.)

2420 Wilson Blvd., Suite 214
Arlington, VA 22201
(Address of principal executive offices)

703-526-0400
(Registrant’s telephone number, including area code)

Item 5. Other Events

The Company received notification that effective May 28, 2005, Marriott International Inc. will terminate the Consulting Services and Sports Memorabilia Supply Agreement, dated November 7, 1997.

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: February 8, 2005

Champions Sports, Inc.
By:	/s/ James E. McCollam
James E. McCollam
Corporate Secretary, Chief
Accounting Officer and Controller